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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 7, 2002

                        SERVICE CORPORATION INTERNATIONAL
               (Exact name of Registrant as specified in Charter)

                                      TEXAS
                 (State or other Jurisdiction of Incorporation)

              1-6402-1                                    74-1488375
       (Commission File Number)                (IRS Employer Identification No.)

   1929 Allen Parkway, Houston, Texas                       77019
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (713) 522-5141



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.
              99.1  Press release dated August 7, 2002, issued by the Company.

ITEM 9.  REGULATION FD DISCLOSURE

         On August 7, 2002, the Company issued a press release announcing its second quarter 2002 earnings, as more fully described in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SERVICE CORPORATION INTERNATIONAL

Date:  August 7, 2002                  By:      /s/ James M. Shelger
                                           -------------------------------------
                                                James M. Shelger
                                                Senior Vice President
                                                General Counsel and Secretary



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                                 EXHIBIT INDEX

99.1       Press release dated August 7, 2002, issued by the Company.